                                UAM FUNDS

                                Annual Report


       --------------------------
          SAMI Preferred Stock
            Income Portfolio
--------------------------------------------------------------------------------
                                October 31, 1998












                                                        UAM
--------------------------------------------------------------------------------

UAM FUNDS                                  SAMI PREFERRED STOCK INCOME PORTFOLIO
                                           OCTOBER 31, 1998
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Performance Comparison......................................................   3
Portfolio of Investments....................................................   4
Statement of Assets and Liabilities.........................................   6
Statement of Operations.....................................................   7
Statement of Changes in Net Assets..........................................   8
Financial Highlights........................................................   9
Notes to Financial Statements...............................................  10
Report of Independent Accountants...........................................  15

--------------------------------------------------------------------------------

UAM FUNDS                                 SAMI PREFERRED STOCK INCOME PORTFOLIO
-------------------------------------------------------------------------------


November 20, 1998

Dear Shareholders:

The capitalization of the SAMI Preferred Income Portfolio (the "Portfolio") was unchanged for the fourth quarter at $30.5 million. For the full fiscal year this was down slightly from 1997's level of $32.6 million. We do not ex-pect any significant changes in the Portfolio's size in the near term.

The objective of the Portfolio is to provide tax advantaged income through in-vestments in dividends received deduction (DRD) qualifying preferred stocks while minimizing capital fluctuations due to interest rate movements. We miti-gate the effect of interest rates on the Portfolio's underlying investments by maintaining a cross hedge of U.S. Treasury note and bond futures and options on futures. Generally, the targeted duration for the Portfolio is three months. During the fiscal fourth quarter the Portfolio returned -3.85% com-pared to 1.12% for the three month U.S. Treasury bill. For fiscal year 1998 the performance was 1.84% (2.55% taxable equivalent for corporations able to take advantage of the dividends received deduction) versus 4.98% for the 1 year U.S. Treasury Bill.

The last several months were difficult for all fixed income "spread" products including preferred stocks. A dramatic "flight to quality" which began with the Russian crisis in August resulted in major yield declines throughout the U.S. Treasury yield curve. This rally left all other securities in its wake as corporate, municipal, asset backed, agency and preferred spreads widened sig-nificantly. This especially hurt the Portfolio which uses U.S. Treasury futures and options on futures as hedging and duration control vehicles. We made several hedge adjustments during the quarter to reflect the changed cor-relation between preferreds and Treasuries which proved to be helpful as the quarter went on. In addition, various domestic and international events, such as emerging market problems and the Long Term Capital Markets hedge fund "bail out", have caused increased concern over the stability of the financial system and the credit quality of banks and broker/dealers. This negatively impacted these sectors of our portfolios relative to electric utilities which still represent the largest proportion of our holdings. Utilities have been somewhat of a "safe haven" during the turmoil although this sector had spread widening as well.

Another factor which should be mentioned is the effect widespread market dis-locations had on market makers. Dealers were hurt by exposures in markets as varied as equities, corporate bonds, asset backed securities and derivatives. Compounding this was dearth of new issuance. The "Street" became reluctant to commit capital and the result was a decline in liquidity and wide bid-asked spreads. Actual trades were often hard to find.

UAM FUNDS                                 SAMI PREFERRED STOCK INCOME PORTFOLIO
-------------------------------------------------------------------------------


Where do we go from here? Clearly some of the trends we saw in September and early October have been reversing themselves. The equity markets have been strong and the Treasury market has given up a significant amount of the gain that was caused by the flight to quality. While there has been some improve-ment, spreads on many fixed income products, including preferreds, have been slow to rebound. Barring any major new jolt to the financial system, spreads on preferreds could begin to tighten significantly over the next few months. There have been noticeably few sellers of securities at the depressed levels. Also, the taxable equivalent yields on preferred stocks are very attractive relative to both municipal and taxable bonds.

Our most important objective during the tumultuous last few months was to re-view the fundamentals and credit worthiness of our preferred stock holdings. While the technical situation that has prevailed of late has hurt performance, we are confident that these conditions are temporary. Our credit review has left us very positive on the individual issues we own. This is important be-cause higher quality securities are likely to recover well before distressed sectors such as high yield bonds.

Sincerely,
/s/ Scott T. Fleming

Scott T. Fleming
Principal

/s/ Mark A. Lieb

Mark A. Lieb
Principal

SPECTRUM ASSET MANAGEMENT, INC.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the portfolio is actively managed, its holdings are subject to change.

                          [LINE GRAPH APPEARS HERE]
-----------------------------------
 AVERAGE ANNUAL TOTAL RETURN**
 FOR PERIOD ENDED OCTOBER 31, 1998
-----------------------------------
 1 YEAR     5 YEAR   SINCE 6/23/92*
-----------------------------------
  1.84%      4.59%      4.74%
-----------------------------------
               SAMI Preferred               Salomon 1-3          1 Year U.S.
 Date       Stock Income Portfolio      Year Treasur Index      Treasury Bill
 ----       ----------------------      ------------------      -------------
6/23/92*++         10,000                     10,000                10,000
10/31/92           10,166                     10,345                10,108
10/31/93           10,726                     10,941                10,448
10/31/94           10,603                     11,069                10,929
10/31/95           11,310                     12,038                11,581
10/31/96           12,234                     12,761                12,199
10/31/97           13,179                     13,583                13,216
10/31/98           13,421                     14,630                13,831

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed they may be worth more or less than the original cost.
 * Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver of fees and expenses assumed the total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions.
++ For comparative purposes, the value of the Salomon Brothers 1-3 Year
   Treasury Index and the 1 Year U.S. Treasury Bill on 6/30/92 is used as the beginning value on 6/23/92.

                      DEFINITIONS OF THE COMPARATIVE INDEX
The Salomon Brothers 1-3 Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

The 1 Year U.S. Treasury Bill includes short-term government debt securities with maturities of 1 Year or less issued at a discount from face value.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                  SAMI PREFERRED STOCK INCOME PORTFOLIO
                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 PREFERRED STOCKS - 97.0%

                                                              SHARES   VALUE+
                                                              ------ -----------
 FINANCIAL SERVICES - 20.7%
  Bear Stearns Co. Series F, 5.72%........................... 20,000 $   930,000
  Citigroup, Inc., Series M, 5.864%.......................... 25,000   1,243,750
  European American Bank, 6.01%..............................  1,000   1,060,000
  Freddie Mac, 5.00%......................................... 20,220   1,000,890
  Heller Financial, Inc., Series C, 6.687%................... 10,000   1,070,000
  Lehman Brothers Holdings, Series C, 5.94%.................. 13,000     578,500
  Lehman Brothers Holdings, Series D, 5.67%.................. 10,000     425,000
                                                                     -----------
                                                                       6,308,140
                                                                     -----------
 TELECOMMUNICATIONS - 4.3%
  GTE Florida, Inc., Series A, $1.25......................... 55,336   1,326,681
                                                                     -----------
 UTILITIES - ELECTRICAL & GAS - 72.0%
  *Alabama Power Co., 5.20%.................................. 60,000   1,490,280
  Baltimore Gas & Electric Co., Series 1993, 6.97%........... 11,000   1,265,000
  Carolina Power & Light, $4.20..............................  9,828     812,038
  Central Illinois Light Co., 5.85%.......................... 10,000   1,025,000
  Dayton Power & Light, Series B, 3.75%......................  5,900     440,347
  Duke Power Co., Series X, 6.75%............................    144      15,552
  Florida Power & Light Co., Series S, 6.98%.................  6,500     747,500
  Florida Power & Light Co., Series U, 6.75%................. 11,000   1,259,500
  *General Electric Capital Corp., Series II, 4.71%..........     10     990,000
  Indianapolis Power & Light Co., 5.65%......................  5,000     541,250
  Jersey Central Power & Light Co., 8.65%....................  2,500     255,000
  MidAmerican Energy Co., $4.35..............................  3,800     319,713
  NICOR, Inc., 4.48%......................................... 28,000   1,169,000
  Ohio Power Co., 5.90%...................................... 10,000   1,042,500
  Pacific Enterprises, Inc., $4.36........................... 15,430   1,306,535
  Pacific Gas & Electric Co., Series U, 7.04%................ 50,000   1,425,000
  Peco Energy, Series A, $3.80...............................  3,030     216,115
  Potomac Electric Power Co., Series 1958, $2.46............. 22,019   1,034,563
  Public Service Electric & Gas, Series D, 5.05%.............  2,232     213,044
  South Carolina Electric & Gas Co., 6.52%................... 13,500   1,535,625
  Southern California Edison Co., 4.24%...................... 76,300   1,592,763
  Union Electric Co., $4.56.................................. 16,770   1,490,601
  Virginia Electric & Power Co., $7.05.......................  8,100     933,525
  WPS Resources Corp., 6.88%.................................  7,500     853,125
                                                                     -----------
                                                                      21,973,576
                                                                     -----------
  TOTAL PREFERRED STOCKS (Cost $27,396,678).........................  29,608,397
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 SAMI PREFERRED STOCK INCOME PORTFOLIO
                         OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                                           NO. OF
                                                          CONTRACTS
                                                          ---------
 PURCHASED PUT OPTIONS - 0.3%
  *U.S. Treasury Bond expiring 3/99, strike price $122
   (Cost $171,538).......................................       96  $    91,500
                                                                    -----------
 SHORT-TERM INVESTMENT - 0.5%
                                                            FACE
                                                           AMOUNT
                                                          ---------
 REPURCHASE AGREEMENT - 0.5%
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/02/98, to be repurchased at $146,060,
   collateralized by $140,499 of various U.S. Treasury
   Notes 5.375%-6.875% due 5/31/99-2/15/04, valued at
   $146,002 (Cost $146,000).............................. $146,000      146,000
                                                                    -----------
  TOTAL INVESTMENTS - 97.8% (Cost $27,714,216) (a).................  29,845,897
                                                                    -----------
  OTHER ASSETS AND LIABILITIES (NET) - 2.2%........................     689,356
                                                                    -----------
  NET ASSETS - 100%................................................ $30,535,253
                                                                    ===========

 + See Note A to Financial Statements.
 * Non-Income Producing Security
(a) The cost for federal income tax purposes was $27,714,216. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $2,131,681. This consisted of aggregate gross unrealized appreciation for all securities of $2,550,407 and aggregate gross unrealized depreciation for all securities of $418,726.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  SAMI PREFERRED STOCK INCOME PORTFOLIO
                                           OCTOBER 31, 1998
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost.............................................. $27,714,216
                                                                    ===========
 Investments, at Value............................................. $29,845,897
 Cash..............................................................         646
 Margin Deposit on Futures Contracts...............................     450,000
 Dividends Receivable..............................................     154,309
 Interest Receivable...............................................          40
 Receivable due from Investment Adviser - Note B...................       6,805
 Receivable for Daily Variation on Futures Contracts...............     115,000
 Other Assets......................................................         587
                                                                    -----------
  Total Assets.....................................................  30,573,284
 LIABILITIES
 Payable for Administrative Fees - Note C..........................      11,330
 Payable for Custodian Fees - Note D...............................       4,310
 Payable for Directors' Fees - Note F..............................         660
 Other Liabilities.................................................      21,731
                                                                    -----------
  Total Liabilities................................................      38,031
                                                                    -----------
 NET ASSETS........................................................ $30,535,253
                                                                    ===========
 NET ASSETS CONSIST OF:
 Paid in Capital................................................... $37,609,582
 Undistributed Net Investment Income...............................     203,818
 Accumulated Net Realized Loss.....................................  (9,089,250)
 Unrealized Appreciation...........................................   1,811,103
                                                                    -----------
 NET ASSETS........................................................ $30,535,253
                                                                    ===========
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000)..........................................   3,319,546
 Net Asset Value, Offering and Redemption Price Per Share..........       $9.20
                                                                          =====

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  SAMI PREFERRED STOCK INCOME PORTFOLIO
                                           FOR THE YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Dividends.......................................................... $ 1,843,127
 Interest...........................................................      31,635
                                                                     -----------
  Total Income......................................................   1,874,762
                                                                     -----------
 EXPENSES
 Investment Advisory Fees - Note B..................................     210,121
 Administrative Fees - Note C.......................................      95,481
 Custodian Fees - Note D............................................      32,506
 Registration & Filing Fees.........................................      14,551
 Audit Fees.........................................................      13,931
 Printing Fees......................................................      13,092
 Directors' Fees - Note F...........................................       2,748
 Legal Fees.........................................................       1,929
 Shareholder Servicing Fees.........................................         910
 Other Expenses.....................................................       6,058
 Investment Advisory Fees Waived - Note B...........................     (94,200)
                                                                     -----------
  Net Expenses......................................................     297,127
                                                                     -----------
 NET INVESTMENT INCOME..............................................   1,577,635
                                                                     -----------
 NET REALIZED GAIN (LOSS) ON:
  Investments.......................................................   1,914,488
  Futures...........................................................  (3,054,132)
                                                                     -----------
 TOTAL NET REALIZED LOSS............................................  (1,139,644)
                                                                     -----------
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments.......................................................    (704,620)
  Futures...........................................................     752,828
                                                                     -----------
 TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION...........      48,208
                                                                     -----------
 NET LOSS...........................................................  (1,091,436)
                                                                     -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $   486,199
                                                                     ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  SAMI PREFERRED STOCK INCOME PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
                                                       YEAR ENDED   YEAR ENDED
                                                      OCTOBER 31,   OCTOBER 31,
                                                          1998         1997
                                                      ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income.............................  $  1,577,635  $ 1,851,827
  Net Realized Loss.................................    (1,139,644)    (480,040)
  Net Change in Unrealized
   Appreciation/Depreciation........................        48,208      986,811
                                                      ------------  -----------
  Net Increase in Net Assets Resulting from
   Operations.......................................       486,199    2,358,598
                                                      ------------  -----------
 DISTRIBUTIONS:
  Net Investment Income.............................    (1,481,766)  (1,899,856)
                                                      ------------  -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued--Regular...................................     9,230,133    6,379,043
  In Lieu of Cash Distributions.....................     1,024,808    1,322,317
  Redeemed..........................................   (11,275,808)  (3,136,377)
                                                      ------------  -----------
  Net Increase (Decrease) from Capital Share
   Transactions.....................................    (1,020,867)   4,564,983
                                                      ------------  -----------
  Total Increase (Decrease).........................    (2,016,434)   5,023,725
 NET ASSETS:
  Beginning of Period...............................    32,551,687   27,527,962
                                                      ------------  -----------
  End of Period (including undistributed net
   investment income of $203,818 and $107,949,
   respectively)....................................  $ 30,535,253  $32,551,687
                                                      ============  ===========
 (1) Shares Issued and Redeemed:
  Shares Issued.....................................       965,090      683,108
  In Lieu of Cash Distributions.....................       107,883      140,998
  Shares Redeemed...................................    (1,192,006)    (332,524)
                                                      ------------  -----------
                                                          (119,033)     491,582
                                                      ============  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  SAMI PREFERRED STOCK INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       YEARS ENDED OCTOBER 31,
                               ----------------------------------------------
                                1998      1997      1996      1995     1994
                               -------   -------   -------   -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $  9.47   $  9.34   $  9.21   $  9.29  $  9.98
                               -------   -------   -------   -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income.......     0.49      0.55      0.58      0.67     0.60
 Net Realized and Unrealized
  Gain (Loss)................    (0.30)     0.15      0.14     (0.08)   (0.71)
                               -------   -------   -------   -------  -------
 Total from Investment
  Operations.................     0.19      0.70      0.72      0.59    (0.11)
                               -------   -------   -------   -------  -------
DISTRIBUTIONS
 Net Investment Income.......    (0.46)    (0.57)    (0.59)    (0.67)   (0.58)
                               -------   -------   -------   -------  -------
NET ASSET VALUE, END OF
 PERIOD......................  $  9.20   $  9.47   $  9.34   $  9.21  $  9.29
                               =======   =======   =======   =======  =======
TOTAL RETURN.................     1.84%+    7.73%+    8.17%+    6.67%   (1.15)%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).................  $30,535   $32,552   $27,528   $33,789  $91,221
Ratio of Expenses to Average
 Net Assets..................     0.99%     0.99%     0.99%     0.98%    0.89%
Ratio of Net Investment
 Income to Average Net
 Assets......................     5.26%     5.83%     6.26%     7.03%    6.45%
Portfolio Turnover Rate......       81%       59%       77%       44%      65%
Ratio of Voluntarily Waived
 Fees and Expenses Assumed by
 Affiliates to Average Net
 Assets......................     0.31%     0.18%     0.18%      N/A      N/A
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets.....................     0.99%     0.99%     0.99%     0.98%     N/A

+ Total return would have been lower had certain expenses not been waived and expenses assumed by Affiliates during the periods indicated.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 SAMI PREFERRED STOCK INCOME PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The SAMI Pre-ferred Stock Income Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1998, the UAM Funds were comprised of forty-six active portfolios. The finan-cial statements of the remaining portfolios are presented separately. The ob-jective of the Portfolio is to provide a high level of dividend income consis-tent with capital preservation.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it ap-proximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value follow-ing procedures approved by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal

UAM FUNDS                                 SAMI PREFERRED STOCK INCOME PORTFOLIO
-------------------------------------------------------------------------------

  amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repur-chase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or reten-tion of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

  4. FUTURES AND OPTIONS CONTRACTS: The Portfolio may use futures and op-tions contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio will engage in futures and options transactions for hedging purposes only and not for speculative purposes. The Portfolio may also write covered options on se-curities it owns or in which it may invest to increase its current re-turns.

    The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

    Futures contracts are valued at the quoted daily settlement prices es-tablished by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

    The Portfolio had the following futures contracts open at October 31, 1998:

                                                                NET UNREALIZED
                            NUMBER OF  AGGREGATE   EXPIRATION    APPRECIATION
          CONTRACTS         CONTRACTS FACE VALUE      DATE      (DEPRECIATION)
          ---------         --------- ----------- ------------- --------------
   Short:
   U.S. Treasury Long
     Bond..................    112    $14,437,500 December 1998   $(251,828)
   U.S. Treasury 10 Year
     Note..................     16      1,925,000 December 1998     (68,750)
                                                                  ---------
                                                                  $(320,578)
                                                                  =========

UAM FUNDS                                 SAMI PREFERRED STOCK INCOME PORTFOLIO
-------------------------------------------------------------------------------


    5. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income monthly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments for the timing of the recognition of gains or losses on investments.

    Permanent book and tax basis differences, if any, may result in reclas-sifications to undistributed net investment income (loss) accumulated net realized gain (loss) and paid in capital.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    6. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses which cannot be directly attributed are apportioned among the port-folios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custo-dian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Spectrum Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the ef-fect of expense offset arrangements, from exceeding 0.99% of average daily net assets.

  C. ADMINISTRATIVE SERVICES: UAM Funds Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agree-ment"). The Administrator has entered into a Mutual Funds Service Agreement

UAM FUNDS                                 SAMI PREFERRED STOCK INCOME PORTFOLIO
-------------------------------------------------------------------------------

(the "Mutual Funds Service Agreement") with Chase Global Funds Services Com-pany ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including, but not limited to, administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

  Pursuant to the Agreement, the Portfolio pays the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.06% per annum of the average daily net assets of the Portfolio which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee") which the Administrator in turn pays to CGFSC on a monthly basis, calculated as 0.19% of the first $200 million of the combined aggregate net assets of the UAM Funds; plus 0.11% of the next $800 million of the combined aggregate net assets of the UAM Funds; plus 0.07% of the next $2 billion of the combined aggregate net assets of the UAM Funds; plus 0.05% of the combined aggregate net assets of the UAM Funds in excess of $3 billion. The Sub-Administration Fee is allocated among the portfolios of the UAM Funds on the basis of their relative net assets and is subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000 over the same period.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and transfer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by the Portfolio to the Administrator and in turn paid to CGFSC is calculated as a base fee per Portfolio of $52,500 annually plus $7,500 annually for each additional class of shares; plus 0.039% of the net assets of the Portfolio. Certain portfolios which commenced operations af-ter October 1, 1997 have a base fee of $39,500 for a period of twelve months, which increases to $52,500 annually once the twelve months have expired.

  For the year ended October 31, 1998, UAM Funds Services, Inc. earned $95,481 from the Portfolio as Administrator of which $74,645 was paid to CGFSC for its services as Sub-Administrator.

  Also, effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc. and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The

UAM FUNDS                                 SAMI PREFERRED STOCK INCOME PORTFOLIO
-------------------------------------------------------------------------------

portfolios pay dividend disbursing, transfer agent and shareholder servicing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Services Center, Inc., as appropriate. For the year ended October 31, 1998, the Portfolio incurred $136 in shareholder servicing fees with UAM Shareholder Service Center, Inc. This fee is based on the number of classes of shares and shareholder accounts.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's as-sets and the assets are held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended plus reimbursement of expenses in-curred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  G. PURCHASES AND SALES: For the year ended October 31, 1998, the Portfolio made purchases of $24,187,392 and sales of $28,040,031 of investment securi-ties other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quar-ter, is accrued by each participating portfolio based on its average daily un-used portion of the line of credit. During the year ended October 31, 1998, the Portfolio had no borrowings under the agreement.

  I. OTHER: At October 31, 1998, 76% of total shares outstanding were held by 3 record shareholders each owning 10% or greater of the aggregate total shares outstanding.

  At October 31, 1998, the Portfolio had available a capital loss carryover for Federal income tax purposes of $9,489,862 of which $8,119,031, $947,715 and $423,116 will expire on October 31, 2003, 2005 and 2006, respectively.

UAM FUNDS                                 SAMI PREFERRED STOCK INCOME PORTFOLIO
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
SAMI Preferred Stock Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SAMI Preferred Stock Income Port-folio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibil-ity of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by cor-respondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 11, 1998

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 1998, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 100.0%.

UAM FUNDS                                  SAMI PREFERRED STOCK INCOME PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary


Nancy J. Dunn                           Gary L. French
Director                                Treasurer


Philip D. English                       Robert R. Flaherty
Director                                Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Director                                Assistant Treasurer


Peter M. Whitman, Jr.                   Michelle Azrialy
Director                                Assistant Secretary
--------------------------------------------------------------------------------
UAM FUNDS
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)

INVESTMENT ADVISER
Spectrum Asset Management, Inc.
Four High Ridge Park
Stamford, CT 06905

DISTRIBUTOR
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                         This report has been prepared for
                                         shareholders and may be distributed
                                         to others only if preceded or
                                         accompanied by a current prospectus.